Note 20 - Subsequent Events	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Subsequent Events [Text Block]
20.	Subsequent Events

(a)

On January 9, 2023, following a memorandum of agreement signed on 23 December, 2022, between Bridge Shipping Ltd. and a ship recycling company to sell M/V “Akinada Bridge” for scrap, the vessel was delivered to her new owners (see Note 5).

(b)

On January 26, 2023, Continental Shipping Line, Singapore (CSL), the charterers of M/V Aegean Express, repudiated its charter as the vessel was completing its scheduled drydock. The specific charter’s duration was scheduled to end in April 2025 and the rate was agreed at $41,000 per day.

(c)	During January, February, March and April 2023, the Company under its share repurchase program, repurchased 110,084 shares of common stock for an amount net of expenses paid of $2.0 million.

(d)

On  March 30, 2023, the Company signed a loan agreement with a major commercial banking institution for a loan up to the lesser of $26.0 million or up to 67% of the vessel’s market value for the financing part of the construction cost of M/V “Gregos” (Hull No. 4201). The drawdown of $26.0 million took place on March 31st 2023. The loan is payable in twenty eight consecutive quarterly instalments, twelve in the amount of $700,000 and sixteen in the amount of $450,000, with a $10,400,000 balloon payment to be made with the last installment. In case of lower utilization, the repayments will be reduced pro-rata. The interest rate margin is 2.15% over SOFR. The loan is secured with (i) first priority mortgage over M/V "Gregos" (Hull No. 4201), (ii) first assignment of earnings and insurance of M/V "Gregos" and (iii) other covenants and guarantees similar to the remaining loans of the Company.

(e)	On April 6, 2023 the Company took delivery of its first newbuilding vessel, M/V “Gregos”.